THE ALLIANCE ASSET ALLOCATION FUNDS
                                            Alliance Conservative Investors Fund
                                    Alliance Growth Investors Fund (the "Funds")


Supplement dated June 9, 2003 to the Prospectus dated September 1, 2002 of the Alliance Asset Allocation Funds. This Supplement supersedes certain information contained in the Prospectus. You should retain this Supplement with your Prospectus for future reference.

The Trustees of The AllianceBernstein Portfolios have approved changes in the investment policies of the Funds under which, beginning on September 2, 2003, they will pursue their investment objectives through the use of tax-managed strategies.

Each Fund will seek to maximize after-tax returns to shareholders by investing the debt portion of its portfolio in tax-exempt securities. Each Fund will also pursue a number of strategies that take into account the tax impact of buy and sell investment decisions on the Fund's shareholders. For example, Alliance Capital Management L.P. (the "Adviser") will generally consider whether an investment that would otherwise be sold at a short-term gain should be held for a longer period, based on its judgment of whether the risk of continued exposure to the investment is worth the potential savings of a lower capital gains rate. The Adviser may also sell certain securities in order to realize capital losses, which may be used to offset realized capital gains. In addition, if the stock of a company has been purchased by a Fund at different times, the Adviser will generally sell the stock with the highest cost basis first. When liquidating holdings, the Adviser may also favor securities in the portfolio with the highest cost basis. There can be no assurance that any of these strategies will be effective or that their use will not adversely affect the gross returns to a Fund.

In addition, the Trustees approved the following revised investment policies for the Funds, to be effective beginning on September 2, 2003:

ALLIANCE CONSERVATIVE INVESTORS FUND

Normally, the Fund will target a 70% weighting for debt securities and a 30% weighting for equity securities. All fixed-income securities held by the Fund will be of investment grade at the time of purchase. Within the equity component, the Fund's targeted blend will be an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States (including emerging markets). The Fund's total investments in companies outside the United States are not expected to exceed 25% of its total assets. The Adviser will allow the relative weightings of the portfolio's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted debt/equity weightings and the targeted equity blends.

ALLIANCE GROWTH INVESTORS FUND

Normally, the Fund will target an approximately equal weighting for equity securities and tax-exempt debt securities. The Fund's fixed-income securities will primarily be investment grade debt securities, but may, when the Adviser believes that conditions favoring such investments are particularly compelling, also include high yield securities ("junk bonds"). The Fund intends to meet the tax requirement for passing municipal bond interest through to Portfolio shareholders as exempt interest dividends. Within the equity component, the Fund's targeted blend will be an equal weighting of growth and value style stocks (50% each), with approximately 70% of each equity style being invested in U.S. companies and the remaining 30% in companies outside the United States (including emerging markets). The Fund's total investments in companies outside the United States are not expected to exceed 25% of its total assets. The Adviser will allow the relative weightings of the portfolio's debt and equity components, the equity component's growth and value weightings (and the equity subcomponents defined by capitalization ranges or region) to change in response to markets, but only within carefully constructed ranges. Beyond those ranges, the Adviser will rebalance the portfolio toward the targeted debt/equity weightings and the targeted equity blends.